UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 10/31/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS October 31, 2013 / Unaudited

	Principal Amount	Value
Asset-Backed Securities—2.2%
American Credit Acceptance Receivables Trust, Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	$225,000	$224,783
AmeriCredit Automobile Receivables Trust:
Series 2010-4, Cl. E, 6.40%, 4/9/18[2]	350,000	378,697
Series 2011-4, Cl. D, 4.08%, 9/8/17	80,000	83,309
Series 2012-1, Cl. D, 4.72%, 3/8/18	135,000	142,309
Series 2012-2, Cl. D, 3.38%, 4/9/18	100,000	102,805
CarMax Auto Owner Trust, Series 2011-1, Cl. D, 3.62%, 8/15/17	300,000	310,842
Santander Drive Auto Receivables Trust:
Series 2012-1, Cl. C, 3.78%, 11/15/17	355,000	367,134
Series 2012-3, Cl. C, 3.01%, 4/16/18	190,000	195,864
Series 2012-3, Cl. D, 3.64%, 5/15/18	60,000	62,170
United Auto Credit Securitization Trust, Series 2013-1, Cl. D, 2.90%, 12/15/17[1]	19,000	18,973

Total Asset-Backed Securities (Cost $1,850,810)		1,886,886
Mortgage-Backed Obligations—1.7%
Banc of America Commercial Mortgage Trust, Series 2007-5, Cl. AM, 5.772%, 2/10/51[3]	120,000	129,470
Banc of America Mortgage Securities Trust, Collateralized Mtg. Obligations, Series 2007-1, Cl. 1A24, 6%, 3/25/37	119,472	111,518
Citigroup Mortgage Loan Trust, Series 2006-AR2, Cl. 1A2, 2.864%, 3/25/36[3]	86,931	77,523
Countrywide Alternative Loan Trust:
Series 2005-86CB, Cl. A8, 5.50%, 2/25/36	48,919	45,906
Series 2006-24CB, Cl. A12, 5.75%, 6/25/36	189,966	161,239
Countrywide Home Loans:
Series 2006-17, Cl. A2, 6.00%, 12/25/36	231,585	209,800
Series 2006-20, Cl. 1A17, 5.75%, 2/25/37	147,463	129,267
WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR12, Cl. 1A8, 2.366%, 10/25/35[3]	48,870	46,935
Series 2005-AR14, Cl. 1A4, 2.434%, 12/25/35[3]	143,237	132,495
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Cl. 1A1, 6.25%, 11/25/37	192,156	176,003
Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 2.633%, 3/25/36[3]	148,615	147,313
Series 2007-AR8, Cl. A1, 5.934%, 11/25/37[3]	115,316	104,116

Total Mortgage-Backed Obligations (Cost $1,375,577)		1,471,585
Corporate Bonds and Notes—88.8%
Consumer Discretionary—10.8%
Auto Components—1.0%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	410,000	447,925
TRW Automotive, Inc., 4.50% Sr. Unsec. Nts., 3/1/21[1]	460,000	471,500

		919,425
Automobiles—3.3%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	542,000	791,715
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	1,227,000	1,407,481
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43[1]	278,000	290,510
General Motors Financial Co., Inc., 4.25% Sr. Unsec. Nts., 5/15/23[1]	416,000	400,400

		2,890,106
Hotels, Restaurants & Leisure—1.1%
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18	240,000	240,279

1    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure Continued
Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	$115,000	$122,330
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	517,000	631,346

		993,955
Household Durables—1.0%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	405,000	434,362
Lennar Corp., 4.125% Sr. Unsec. Nts., 12/1/18	400,000	403,000

		837,362
Media—2.8%
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	810,000	791,729
Historic TW, Inc., 9.15% Debs., 2/1/23	300,000	405,178
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	479,000	458,643
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	425,000	481,093
Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	175,000	192,030
Time Warner, Inc., 4.90% Sr. Unsec. Nts., 6/15/42	130,000	126,195

		2,454,868
Multiline Retail—0.4%
Dollar General Corp., 4.125% Sr. Unsec. Nts., 7/15/17	317,000	339,083
Specialty Retail—0.7%
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	200,000	207,371
Rent-A-Center, Inc., 4.75% Sr. Unsec. Nts., 5/1/21[1]	488,000	459,940

		667,311
Textiles, Apparel & Luxury Goods—0.5%
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	455,000	435,663
Consumer Staples—6.1%
Beverages—2.0%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	445,000	671,308
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	496,000	476,780
Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	290,000	256,886
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[1]	275,000	281,959

		1,686,933
Food & Staples Retailing—0.9%
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	329,000	320,372
Wal-Mart Stores, Inc., 4% Sr. Unsec. Unsub. Nts., 4/11/43	475,000	429,625

		749,997
Food Products—1.3%
Archer-Daniels-Midland Co., 5.765% Sr. Unsec. Nts., 3/1/41	447,000	508,888
Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	514,000	642,605

		1,151,493
Personal Products—0.5%
Avon Products, Inc., 5% Sr. Unsec. Nts., 3/15/23	450,000	461,003
Tobacco—1.4%
Altria Group, Inc.:
5.375% Sr. Unsec. Nts., 1/31/44	184,000	186,714

2    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Tobacco Continued
10.20% Sr. Unsec. Nts., 2/6/39	$370,000	$591,022
Lorillard Tobacco Co., 3.75% Sr. Unsec. Nts., 5/20/23	489,000	459,933

		1,237,669
Energy—11.1%
Energy Equipment & Services—1.8%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	599,000	647,943
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	610,000	631,146
Weatherford International Ltd. Bermuda, 4.50% Sr. Unsec. Unsub. Nts., 4/15/22	375,000	379,785

		1,658,874
Oil, Gas & Consumable Fuels—9.3%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	458,000	531,656
Buckeye Partners LP, 4.15% Sr. Unsec. Nts., 7/1/23	385,000	380,040
Canadian Oil Sands Ltd., 6% Sr. Unsec. Nts., 4/1/42[1]	246,000	257,910
CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	86,000	74,849
Continental Resources, Inc., 4.50% Sr. Unsec. Nts., 4/15/23	492,000	498,765
Copano Energy LLC/Copano Energy Finance Corp., 7.125% Sr. Unsec. Unsub. Nts., 4/1/21	70,000	80,518
DCP Midstream LLC:
5.85% Jr. Sub. Nts., 5/21/43[1,3]	505,000	474,700
9.70% Sr. Unsec. Nts., 12/1/13[1]	170,000	171,064
DCP Midstream Operating LP:
2.50% Sr. Unsec. Unsub. Nts., 12/1/17	655,000	656,192
3.875% Sr. Unsec. Nts., 3/15/23	367,000	342,843
Energy Transfer Partners LP, 5.20% Sr. Unsec. Unsub. Nts., 2/1/22	521,000	561,400
Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]	571,000	579,458
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[1]	285,000	285,713
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	528,000	534,558
Spectra Energy Partners LP:
4.60% Sr. Unsec. Nts., 6/15/21	400,000	423,030
4.75% Sr. Unsec. Nts., 3/15/24	313,000	329,606
TransCanada PipeLines Ltd., 5% Sr. Unsec. Nts., 10/16/43	174,000	176,020
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21[1]	420,000	443,100
Williams Cos., Inc. (The), 3.70% Sr. Unsec. Unsub. Nts., 1/15/23	520,000	478,810
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	556,000	595,199

		7,875,431
Financials—31.7%
Capital Markets—6.0%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[1]	787,000	936,225
Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[1]	320,000	302,649
Deutsche Bank AG, 4.296% Jr. Sub. Nts., 5/24/28[3]	506,000	464,815
Goldman Sachs Group, Inc. (The):
5.75% Sr. Unsec. Nts., 1/24/22	410,000	465,537
6.25% Sr. Unsec. Nts., 2/1/41	355,000	412,093
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[1]	495,000	550,781
Morgan Stanley, 5.625% Sr. Unsec. Nts., 9/23/19	1,010,000	1,153,590
Northern Trust Corp., 3.95% Sub. Nts., 10/30/25	165,000	165,567
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	669,000	712,418

		5,163,675

3    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks—11.9%
Abbey National Treasury Services plc, 3.05% Sr. Unsec. Nts., 8/23/18	$412,000	$426,860
Barclays Bank plc, 6.05% Unsec. Sub. Nts., 12/4/17[1]	1,000,000	1,128,692
BPCE SA, 5.70% Sub. Nts., 10/22/23[1]	428,000	439,594
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]	417,000	447,232
Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[1,3,4]	840,000	823,200
Fifth Third Capital Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37[3]	728,000	721,630
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[3]	560,000	580,653
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	1,043,000	1,179,707
PNC Financial Services Group, Inc. (The), 4.85% Jr. Sub. Perpetual Bonds, Series R3,4	522,000	477,630
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[1,3,4]	780,000	813,150
Regions Bank, 7.50% Sub. Nts., 5/15/18	400,000	476,896
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,4	500,000	483,750
Santander Holdings USA, Inc., 3.45% Sr. Unsec. Nts., 8/27/18	337,000	348,900
Santander UK plc, 5% Sub. Nts., 11/7/23[5]	275,000	274,123
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,3,4]	400,000	417,916
SunTrust Banks, Inc., 2.35% Sr. Unsec. Nts., 11/1/18	526,000	528,586
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K3,4	533,000	603,623

		10,172,142
Consumer Finance—1.7%
Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	377,000	392,753
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22	699,000	679,005
National Rural Utilities Cooperative Finance Corp., 4.75% Sr. Unsec. Sub. Nts., 4/30/43[3]	392,000	367,010

		1,438,768
Diversified Financial Services—4.6%
ABN AMRO Bank NV, 2.50% Sr. Unsec. Nts., 10/30/18[1]	687,000	687,116
Bank of America Corp., 2.60% Sr. Unsec. Nts., 1/15/19	291,000	293,227
Citigroup, Inc., 6.675% Sub. Nts., 9/13/43	370,000	414,795
ING Bank NV, 5.80% Sub. Nts., 9/25/23[1]	417,000	437,978
ING US, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	453,000	432,577
Leucadia National Corp., 5.50% Sr. Unsec. Nts., 10/18/23	602,000	608,706
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Nts., 5/14/38	581,000	744,158
MidAmerican Energy Co., 4.80% Sec. Nts., 9/15/43	168,000	173,554
PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	158,022

		3,950,133
Insurance—6.3%
Allstate Corp. (The), 5.75% Sub. Nts., 8/15/53[3]	435,000	445,603
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	338,000	386,803
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	490,000	569,150
Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[1]	392,000	392,791
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]	1,205,000	1,201,988
Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[3]	309,000	301,275
5.625% Jr. Sub. Nts., 6/15/43[3]	260,000	260,325
QBE Insurance Group Ltd., 2.40% Sr. Unsec. Nts., 5/1/18[1]	595,000	584,469

4    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Insurance Continued
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,3,4]	$1,156,000	$1,236,920

		5,379,324
Real Estate Investment Trusts (REITs)—1.2%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	280,000	296,123
7.00% Sr. Unsec. Nts., 10/15/17	337,000	391,520
Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	337,000	320,188

		1,007,831
Health Care—2.6%
Biotechnology—1.0%
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	580,000	557,039
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	270,000	305,541

		862,580
Health Care Equipment & Supplies—0.3%
Boston Scientific Corp., 4.125% Sr. Unsec. Nts., 10/1/23	216,000	218,235
Health Care Providers & Services—0.2%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	158,000	182,819
Pharmaceuticals—1.1%
Eli Lilly & Co., 5.95% Sr. Unsec. Unsub. Nts., 11/15/37	320,000	381,629
GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	239,771
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[1]	168,000	167,843
Teva Pharmaceutical Finance Co. LLC, 6.15% Sr. Unsec. Nts., 2/1/36	181,000	208,063

		997,306
Industrials—4.7%
Aerospace & Defense—0.7%
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	355,000	386,506
Lockheed Martin Corp., 4.07% Sr. Unsec. Nts., 12/15/42	287,000	256,166

		642,672
Building Products—0.7%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	579,000	575,783
Commercial Services & Supplies—0.5%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	401,000	414,032
Industrial Conglomerates—0.4%
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B3,4	300,000	314,053
Machinery—0.6%
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[1]	497,000	499,958
Professional Services—0.5%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	405,000	398,925
Road & Rail—0.8%
Kansas City Southern Railway, 4.30% Sr. Unsec. Nts., 5/15/43[1]	266,000	239,497
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.25% Sr. Unsec. Nts., 1/17/23[1]	443,000	435,566

		675,063

5    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Trading Companies & Distributors—0.5%
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	$410,000	$443,138
Information Technology—3.3%
Computers & Peripherals—1.0%
Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	825,000	847,289
Electronic Equipment, Instruments, & Components—1.2%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	575,000	609,170
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	435,000	443,979

		1,053,149
IT Services—0.4%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	365,000	334,153
Semiconductors & Semiconductor Equipment—0.3%
Intel Corp., 4.25% Sr. Unsec. Unsub. Nts., 12/15/42	300,000	272,284
Software—0.4%
Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	320,000	350,822
Materials—6.8%
Chemicals—1.5%
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	188,000	191,837
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20	400,000	413,000
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	325,000	306,985
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	367,000	327,793

		1,239,615
Containers & Packaging—1.1%
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	440,000	453,174
Rock Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	510,000	509,588

		962,762
Metals & Mining—3.4%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	437,000	463,857
Barrick Gold Corp., 3.85% Sr. Unsec. Nts., 4/1/22	375,000	341,733
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	250,000	246,726
Cliffs Natural Resources, Inc., 3.95% Sr. Unsec. Unsub. Nts., 1/15/18	665,000	673,893
Freeport-McMoRan Copper & Gold, Inc., 3.875% Sr. Unsec. Nts., 3/15/23	695,000	658,832
Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	215,000	227,403
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	197,000	212,966

		2,825,410
Paper & Forest Products—0.8%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[1]	428,000	423,519
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	215,000	235,832

		659,351
Telecommunication Services—6.6%
Diversified Telecommunication Services—5.1%
AT&T, Inc., 6.30% Sr. Unsec. Unsub. Nts., 1/15/38	313,000	340,272
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	336,000	502,346
CenturyLink, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/20	420,000	428,925

6    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services Continued
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	$350,000	$401,625
Koninklijke KPN NV, 7% Sr. Sub. Nts., 3/28/73[1,3]	410,000	422,586
MetroPCS Wireless, Inc., 6.25% Sr. Unsec. Unsub. Nts., 4/1/21[1]	450,000	472,500
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	121,000	123,617
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	250,000	277,059
Verizon Communications, Inc.:
6.40% Sr. Unsec. Nts., 2/15/38	404,000	455,580
6.55% Sr. Unsec. Nts., 9/15/43	910,000	1,058,960

		4,483,470
Wireless Telecommunication Services—1.5%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	582,000	497,583
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	424,000	403,139
Rogers Communications, Inc., 5.45% Sr. Unsec. Nts., 10/1/43	180,000	185,805
Vodafone Group plc, 4.375% Sr. Unsec. Unsub. Nts., 2/19/43	190,000	167,450

		1,253,977
Utilities—5.1%
Electric Utilities—4.1%
Duke Energy Florida, Inc., 3.85% Sec. Nts., 11/15/42	500,000	444,272
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	405,000	397,148
Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	317,509
Georgia Power Co., 4.30% Sr. Unsec. Unsub. Nts., 3/15/42	465,000	428,135
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	338,000	340,752
Jersey Central Power & Light Co., 4.70% Sr. Unsec. Nts., 4/1/24[1]	324,000	330,544
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	425,000	406,650
PPL WEM Holdings plc, 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	708,000	774,112

		3,439,122
Multi-Utilities—1.0%
Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[1]	165,000	157,164
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	161,000	175,368
Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[1]	370,000	347,120
Pacific Gas & Electric Co., 4.50% Sr. Unsec. Unsub. Nts., 12/15/41	168,000	157,914

		837,566

Total Corporate Bonds and Notes (Cost $75,853,464)		76,254,580

		Shares
Investment Company—5.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[6,7] (Cost $4,986,860)	4,986,860	4,986,860

Total Investments, at Value (Cost $84,066,711)	98.5%	84,599,911

Assets in Excess of Other Liabilities	1.5%	1,297,955

Net Assets	100.0%	$85,897,866

Footnotes to Statement of Investments

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $19,604,038 or 22.82% of the Fund’s net assets as of October 31, 2013.

7    OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments Continued

2.	Restricted security. The aggregate value of restricted securities as of October 31, 2013 was $378,697, which represents 0.44% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation
AmeriCredit Automobile Receivables Trust, Series 2010-4, Cl. E, 6.40%, 4/9/18	7/27/12	$367,705	$378,697	$10,992

3.	Represents the current interest rate for a variable or increasing rate security.
4.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
5.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after October 31, 2013. See accompanying Notes.
6.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares July 31, 2013	Gross Additions	Gross Reductions	Shares October 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	6,481,870	12,465,480	13,960,490	4,986,860

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$4,986,860	$1,678

7.	Rate shown is the 7-day yield as of October 31, 2013.

Futures Contracts as of October 31, 2013:

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	CBT	Sell	12/19/13	60	$(140,448)
U.S. Treasury Nts., 2 yr.	CBT	Buy	12/31/13	74	57,176
U.S. Treasury Nts., 5 yr.	CBT	Sell	12/31/13	131	(229,405)

					$(312,677)

Glossary:

Exchange Abbreviation

CBT	Chicago Board of Trade

8    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of October 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$490,679
Sold securities	215,572

9    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

10    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar

11    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

12    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Valuation (Continued)

The table below categorizes amounts as of October 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$1,886,886	$—	$1,886,886
Mortgage-Backed Obligations	—	1,471,585	—	1,471,585
Corporate Bonds and Notes	—	76,254,580	—	76,254,580
Investment Company	4,986,860	—	—	4,986,860

Total Investments, at Value	4,986,860	79,613,051	—	84,599,911
Other Financial Instruments:
Variation margin receivable	11,368	—	—	11,368

Total Assets	$4,998,228	$79,613,051	$—	$84,611,279

Liabilities Table
Other Financial Instruments:
Variation margin payable	$(3,131)	$—	$—	$(3,131)

Total Liabilities	$(3,131)	$—	$—	$(3,131)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

13    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

14    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended October 31, 2013, the Fund had an ending monthly average market value of $16,247,504 and $25,080,016 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

15    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

16    OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

Restricted Securities

As of October 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$84,080,846
Federal tax cost of other investments	(7,405,917)

Total federal tax cost	$76,674,929

Gross unrealized appreciation	$2,112,205
Gross unrealized depreciation	(1,905,817)

Net unrealized appreciation	$206,388

17    OPPENHEIMER CORPORATE BOND FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	12/9/2013